Property and equipment, net	12 Months Ended
Dec. 31, 2024
Property and equipment, net
Property and equipment, net
5	Property and equipment, net

Property and equipment consist of the following:

	As of December 31,
	2023	2024
	RMB	RMB	US$
Computer equipment and servers	5,491	5,559	762
Office furniture and equipment	4,242	4,067	556
Leasehold improvements	4,211	2,388	327
Construction in progress	85	—	—
Less: Accumulated depreciation and impairment	(12,596)	(7,441)	(1,019)
Total property and equipment, net	1,433	4,573	626

The Company recognized impairment charges on property and equipment of RMB22,400, nil and nil for the years ended December 31, 2022, 2023 and 2024. The impairment of property and equipment was a result of the Company’s “Going-Cloud” project undertaken.

Depreciation expense recognized for the years ended December 31, 2022, 2023 and 2024 were RMB24,362, RMB5,301 and RMB1,309 (US$179), respectively.